SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 9, 2010 (February 8, 2010)
Date of Report
(Date of earliest event reported)
RED LION HOTELS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction	(Commission file number)	(I.R.S. Employer
of Incorporation)		Identification No.)
201 W. North River Drive
Suite 100
Spokane, Washington 99201
(Address of Principal Executive Offices, Zip Code)
(509) 459-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
On February 8, 2010, we entered into a First Amendment to our existing credit agreement with Calyon New York Branch, as sole lead arranger and administrative agent, KeyBank National Association, as documentation agent, CIBC, Inc., Union Bank, N.A. and Wells Fargo Bank, National Association. We paid a fee of $140,625 in connection with the amendment, which modified the existing credit agreement in the following respects, among others:
•	The “Total Leverage” financial covenant was liberalized to 5.25 to 1.0 for 2010.

•	The “Senior Leverage” financial covenant was liberalized to 4.25 to 1.0 for 2010.

•	The lenders’ total commitment was reduced from $50 million to $37.5 million.

•	The provision allowing us to increase the size of the facility under certain circumstances was deleted.

•	Interest payable on Eurodollar borrowings was increased to 325 basis points over LIBOR, while interest payable on base rate loans was increased to 225 basis points over the federal funds rate plus 0.5% or the prime rate, whichever is greater.

•	The per annum fee on the unused commitment was increased to 50 basis points.

•	We agreed that we would not encumber any of the following hotels:
•	Red Lion Hotel Denver Southeast — Aurora, Colorado;

•	Red Lion Hotel Anaheim — Anaheim, California;

•	Red Lion Hotel Pocatello — Pocatello, Idaho; or

•	Red Lion Templin’s Resort — Post Falls, Idaho.
•	We agreed that, if we disposed of any of these four hotels, we would apply a specified portion of the disposition proceeds to prepay the facility, and the commitment under the facility would be reduced by the amount of the prepayment.
The foregoing summary of the amendment is qualified by the express terms of the amendment, which is filed as Exhibit 10 to this current report.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Exhibit
10	First Amendment dated February 8, 2010 to Credit Agreement among the Registrant, Calyon New York Branch, Sole Lead Arranger and Administrative Agent, KeyBank National Association, Documentation Agent, CIBC, Inc., Union Bank, N.A. and Wells Fargo Bank, National Association

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
Dated: February 9, 2010	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
10	First Amendment dated February 8, 2010 to Credit Agreement among the Registrant, Calyon New York Branch, Sole Lead Arranger and Administrative Agent, KeyBank National Association, Documentation Agent, CIBC, Inc., Union Bank, N.A. and Wells Fargo Bank, National Association

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